WisdomTree International Basic Materials Sector Fund

Supplement Dated April 14, 2011

To The Prospectus and Statement of Additional Information

Dated July 29, 2010

The following information supplements and should be read in conjunction with the Prospectus and Statement of Additional Information for the WisdomTree International Basic Materials Sector Fund (the “Fund”).

The Board of Trustees of the Fund has determined that it is in the best interest of the Fund to modify the Fund’s investment objective and strategies and to change the Fund’s name. Effective as of June 17, 2011, the Fund will be renamed the WisdomTree Commodity Country Equity Fund.

Upon implementation, the Fund’s new investment objective will be to seek investment results that closely correspond to the price and yield performance, before fees and expenses, of the WisdomTree Commodity Country Equity Index (the “New Index”). The New Index measures the performance of dividend-paying companies from “commodity countries.” For these purposes, a “commodity country” is a country whose economic success is commonly identified with the production and export of commodities (such as precious metals, oil, agricultural products or other raw materials). As the demand for, or price of, such commodities increases, money tends to flow into the country. This generally lifts the country’s economic prospects and stock market returns. Conversely, declines in the demand for, or price of, such commodities can have a negative impact on a country’s economy and stock price returns. The New Index is comprised of dividend-paying companies (ranked by market capitalization) from each of the following commodity countries: Australia, Brazil, Canada, Chile, New Zealand, Norway, Russia and South Africa. Each country has an allocation of approximately 12.5% within the New Index. Up to 20 qualifying companies may be included in each country allocation. Companies are weighted within each country allocation based on annual cash dividends paid.

WisdomTree believes that investors are looking for global exposures that capitalize on the growing worldwide demand for commodities. The change will broaden the Fund’s exposure beyond a single commodity-based sector and expand the Fund’s investments into emerging markets. The change is intended to position the Fund to benefit from potentially increased demand for global commodities through investment in dividend-paying securities of issuers in major commodity-producing countries. In addition to the potential benefits, this change presents the following risks in addition to the risks described in the Fund’s prospectus:

Commodity Country Risk. The Fund invests a significant portion of its assets in investments designed to provide exposure to equity securities of selected commodity-producing countries. As the demand for, or price of, such commodities increases, money tends to flow into the country. This generally lifts the country’s economic prospects and supports the value of such equity securities. Conversely, declines in the demand for, or price of, such commodities historically have contributed to declines in the economies of such countries and the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.

Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments. For example, developing and emerging markets may be subject to (i) greater market volatility, (ii) lower trading volume and liquidity, (iii) greater social, political and economic uncertainty, (iv) governmental controls on foreign investments and limitations on repatriation of invested capital, (v) lower disclosure, corporate governance, auditing and financial reporting standards, (vi) fewer protections of property rights, (vii) restrictions on the transfer of securities or currency, and (viii) settlement and trading practices that differ from those of U.S. markets. Each of these factors may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

The Fund’s expense ratio will not change.

For more information please go to www.wisdomtree.com or call 1-866-909-9473.

WIS-SPG-002-0411